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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) December 19, 2001
                                                         -----------------


                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    1-10702                34-1531521
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(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)


         500 Post Road East, Suite 320, Westport, Connecticut   06880
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               (Address of Principal Executive Offices)       (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
                                                           --------------

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

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

Item 5.  Other Events.

On April 23, 2001, Terex Corporation ("Terex" or the "Company") announced that it was implementing a new organizational structure effective May 1, 2001. On May 1, 2001, the Company began operating primarily in two business segments: (i) Terex Americas and Mining and (ii) Terex Europe. Previously, the Company had reported its operations as Terex Earthmoving and Terex Lifting. On August 28, 2001, the Company announced that the Terex Americas and Mining group was being divided into two separate business segments: (i) Terex Americas and (ii) Terex Mining. Therefore, commencing in the third quarter of 2001, the Company began operating primarily in three business segments: (i) Terex Americas, (ii) Terex Europe, and (iii) Terex Mining. The industry segment information shown in Note O -- "Business Segment Information" in the Notes to the Consolidated Financial Statements contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, has been restated as shown below to reflect results based on the three current business segments.

Terex Americas includes the results of all business units located in North and South America, Australia and Asia, with the exception of those business units included within Terex Mining. Terex Europe includes the results of all business units located in Europe with the exception of those business units included within Terex Mining. Terex Mining includes the results of the Terex Mining operations in Tulsa, Oklahoma, and in Germany and certain sales offices in Australia, South America and Africa.

The Terex Americas and Terex Europe segments manufacture and sell telescopic mobile cranes (including rough terrain, truck and all terrain mobile cranes), tower cranes (including self-erecting, hammerhead, flat top and luffing jib tower cranes), lattice boom cranes, utility aerial devices (including digger derricks and articulated aerial devices), telescopic material handlers (including container stackers and rough terrain, telescopic boom material handlers), truck-mounted cranes (boom trucks), aerial work platforms (including scissor, articulated boom and straight telescoping aerial work platforms), loader backhoes, articulated and rigid off-highway trucks, scrapers, crushing and screening equipment, asphalt pavers, asphalt mixing plants, and related components and replacement parts. In addition, the Terex Americas and Terex Europe segments manufacture and sell various light construction equipment, including mobile and portable floodlighting systems, concrete power trowels, concrete placement systems, concrete finishing systems, concrete mixers, generators, traffic control products, and related components and replacement parts.

The Terex Mining segment manufactures and sells large hydraulic excavators and high capacity surface mining trucks.

 Industry segment information is presented below (amounts in millions):


                                         2000            1999          1998
                                       --------        --------      --------

Sales
  Terex Americas...................   $ 1,095.4       $  873.3     $  640.8
  Terex Europe.....................       895.1          718.6        484.9
  Terex Mining.....................       319.3          453.0        232.1
  Eliminations/Corporate...........      (241.1)         188.3)      (124.6)
                                      ----------       --------    ---------
    Total..........................   $ 2,068.7        $1,856.6    $1,233.2
                                      ==========      =========    ========

Income from Operations
  Terex Americas...................   $   107.4        $   76.5    $   82.2
  Terex Europe.....................        83.1            67.0        26.8
  Terex Mining.....................         6.9            35.6        17.4
  Eliminations/Corporate...........         0.9            (0.8)       (4.4)
                                      ---------        ---------   ---------
    Total..........................   $   198.3        $  178.3    $  122.0
                                      =========        ========    =========

Depreciation and Amortization
  Terex Americas...................   $    14.2        $   11.6     $   7.9
  Terex Europe.....................        18.0            12.4         4.8
  Terex Mining.....................         5.8             5.6         3.6
  Eliminations/Corporate...........         3.5             2.6         2.1
                                      ---------        --------     -------
    Total..........................   $    41.5        $   32.2     $  18.4
                                      =========        ========     =======

Capital Expenditures
  Terex Americas...................   $    13.5        $    7.8      $  6.1
  Terex Europe.....................         9.1             7.9         4.4
  Terex Mining.....................         1.6             5.4         2.4
  Eliminations/Corporate...........         --              0.3         0.2
                                      ---------        --------      ------
    Total..........................   $    24.2        $   21.4      $ 13.1
                                      =========        ========      ======
Identifiable Assets
  Terex Americas...................   $   701.7        $  782.7
  Terex Europe.....................       925.4         1,149.8
  Terex Mining.....................       411.8           432.5
  Corporate........................       685.6           693.4
  Eliminations.....................      (740.8)         (880.9)
                                       --------        --------
    Total..........................   $ 1,983.7        $2,177.5
                                      =========        ========

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                                      SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 19, 2001

                                            TEREX CORPORATION



                                            By: /s/  Eric I Cohen
                                                ----------------------
                                                Eric I Cohen
                                                Senior Vice President